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                                                                    Exhibit 99.1



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                 AS ENACTED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q, Third Wave Technologies, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lance Fors, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                     /s/ Lance Fors
                                                     ---------------------------
                                                     Lance Fors
                                                     Chief Executive Officer
                                                     November 14, 2002